UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   October 7, 2020

CREDIT ACCEPTANCE CORPORATION
(Exact name of registrant as specified in its charter)

Michigan		000-20202	38-1999511
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

25505 West Twelve Mile Road
Southfield,	Michigan		48034-8339
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code:   (248) 353-2700

Not Applicable
(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	CACC	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Credit Acceptance Corporation (the “Company”, “Credit Acceptance”, “we”, “our”, or “us”) is reporting certain consumer loan metrics and updates to legal matters in connection with a potential debt offering.

Certain Consumer Loan Metrics

Dealers assign retail installment contracts (referred to as “Consumer Loans”) to Credit Acceptance. At the time a Consumer Loan is submitted to us for assignment, we forecast future expected cash flows from the Consumer Loan. Based on the amount and timing of these forecasts and expected expense levels, an advance or one-time purchase payment is made to the related dealer at a price designed to maximize economic profit, a non-GAAP financial measure that considers our return on capital, our cost of capital and the amount of capital invested.

We use a statistical model to estimate the expected collection rate for each Consumer Loan at the time of assignment. We continue to evaluate the expected collection rate of each Consumer Loan subsequent to assignment. Our evaluation becomes more accurate as the Consumer Loans age, as we use actual performance data in our forecast. By comparing our current expected collection rate for each Consumer Loan with the rate we projected at the time of assignment, we are able to assess the accuracy of our initial forecast. The following table compares our forecast of Consumer Loan collection rates as of August 31, 2020 with the forecasts as of June 30, 2020, as of December 31, 2019 and at the time of assignment, segmented by year of assignment:

	Forecasted Collection Percentage as of (1)				Current Forecast Variance from
Consumer Loan Assignment Year	August 31, 2020	June 30, 2020	December 31, 2019	Initial Forecast	June 30, 2020	December 31, 2019	Initial Forecast
2011	74.8%	74.8%	74.8%	72.5%	0.0%	0.0%	2.3%
2012	73.8%	73.8%	73.9%	71.4%	0.0%	-0.1%	2.4%
2013	73.5%	73.5%	73.5%	72.0%	0.0%	0.0%	1.5%
2014	71.7%	71.7%	71.7%	71.8%	0.0%	0.0%	-0.1%
2015	65.2%	65.2%	65.4%	67.7%	0.0%	-0.2%	-2.5%
2016	63.7%	63.6%	64.1%	65.4%	0.1%	-0.4%	-1.7%
2017	64.0%	63.8%	64.8%	64.0%	0.2%	-0.8%	0.0%
2018	64.0%	63.5%	65.1%	63.6%	0.5%	-1.1%	0.4%
2019	64.2%	63.4%	64.6%	64.0%	0.8%	-0.4%	0.2%
2020 (2)	63.8%	62.2%	—	62.8%	1.6%	—	1.0%

(1)Represents the total forecasted collections we expect to collect on the Consumer Loans as a percentage of the repayments that we were contractually owed on the Consumer Loans at the time of assignment.  Contractual repayments include both principal and interest. Forecasted collection rates are negatively impacted by canceled Consumer Loans as the contractual amount owed is not removed from the denominator for purposes of computing forecasted collection rates in the table.
(2)The forecasted collection rate for 2020 Consumer Loans as of August 31, 2020 includes both Consumer Loans that were in our portfolio as of June 30, 2020 and Consumer Loans assigned during the most recent quarter. The following table provides forecasted collection rates for each of these segments:

	Forecasted Collection Percentage as of			Current Forecast Variance from
2020 Consumer Loan Assignment Period	August 31, 2020	June 30, 2020	Initial Forecast	June 30, 2020	Initial Forecast
January 1, 2020 through June 30, 2020	63.5%	62.2%	62.4%	1.3%	1.1%
July 1, 2020 through August 31, 2020	64.2%	—	64.2%	—	0.0%

Consumer Loans assigned in 2011 through 2013 and 2020 have yielded forecasted collection results materially better than our initial estimates, while Consumer Loans assigned in 2015 and 2016 have yielded forecasted collection results materially worse than our initial estimates. For all other assignment years presented, actual results have been close to our initial estimates. For the two months ended August 31, 2020, forecasted collection rates improved for Consumer Loans assigned in 2017 through 2020 and were generally consistent with expectations at the start of the period for all other assignment years presented. For the eight months ended August 31, 2020, forecasted collection rates improved for Consumer Loans assigned in 2020, declined for Consumer Loans assigned in 2015 through 2019 and were generally consistent with expectations at the start of the period for all other assignment years presented.

The following table compares our forecast of Consumer Loan collection rates as of August 31, 2020 with the forecasts at the time of assignment, for dealer loans and purchased loans separately:

	Dealer Loans			Purchased Loans
	Forecasted Collection Percentage as of (1)			Forecasted Collection Percentage as of (1)
Consumer Loan Assignment Year	August 31, 2020	Initial Forecast	Variance	August 31, 2020	Initial Forecast	Variance
2011	74.7%	72.4%	2.3%	76.4%	72.7%	3.7%
2012	73.7%	71.3%	2.4%	75.9%	71.4%	4.5%
2013	73.4%	72.1%	1.3%	74.3%	71.6%	2.7%
2014	71.6%	71.9%	-0.3%	72.5%	70.9%	1.6%
2015	64.6%	67.5%	-2.9%	68.9%	68.5%	0.4%
2016	62.9%	65.1%	-2.2%	65.9%	66.5%	-0.6%
2017	63.4%	63.8%	-0.4%	65.6%	64.6%	1.0%
2018	63.5%	63.6%	-0.1%	65.1%	63.5%	1.6%
2019	63.8%	63.9%	-0.1%	64.9%	64.2%	0.7%
2020	63.5%	62.7%	0.8%	64.2%	63.0%	1.2%

(1) The forecasted collection rates presented for dealer loans and purchased loans reflect the Consumer Loan classification at the time of assignment.

Updates to Legal Matters

On October 2, 2020, a shareholder filed a putative class action complaint against the Company, its Chief Executive Officer and its Chief Financial Officer in the United States District Court for the Eastern District of Michigan, Southern Division, alleging violations of Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Rule 10b-5, promulgated thereunder, based on alleged false and/or misleading statements or omissions regarding the Company and its business, and seeking class certification, unspecified damages plus interest and attorney and expert witness fees and other costs on behalf of a purported class consisting of all persons and entities (subject to specified exceptions) that purchased or otherwise acquired Credit Acceptance common stock from November 1, 2019 through August 28, 2020. We cannot predict the duration or outcome of this lawsuit at this time. As a result, we are unable to estimate the reasonably possible loss or range of reasonably possible loss arising from this lawsuit. The Company intends to vigorously defend itself in this matter.

On May 7, 2019, we received a subpoena from the Consumer Frauds and Protection Bureau of the Office of the New York State Attorney General, relating to the Company’s origination and collection policies and procedures in the state of New York. On July 30, 2020 we received two additional subpoenas from the Office of the New York State Attorney General, both from the Consumer Frauds and Protection Bureau and the Investor Protection Bureau, relating to the Company’s origination and collection policies and procedures in the state of New York and its securitizations. On August 28, 2020 we were informed that one of the two additional subpoenas was being withdrawn. We are cooperating with the inquiry and cannot predict the eventual scope, duration or outcome at this time. As a result, we are unable to estimate the reasonably possible loss or range of reasonably possible loss arising from this investigation.

On April 22, 2019, we received a civil investigative demand from the Bureau of Consumer Financial Protection (the “Bureau”) seeking, among other things, certain information relating to the Company’s origination and collection of Consumer Loans, TPPs and credit reporting. On May 7, 2020 we received another civil investigative demand from the Bureau seeking additional information relating to its investigation. The Company raised various objections to the May 7, 2020 civil investigative demand, and on May 26, 2020, we were notified that it was withdrawn. On June 1, 2020, we received another civil investigative demand that was similar to the May 7, 2020 demand, and which raised many of the same objections. We formally petitioned the Bureau to modify the June 1, 2020 civil investigative demand. On September 3, 2020, the Director of the Bureau denied our petition to modify the June 1, 2020 civil investigative demand. We continue to cooperate with the investigation, but cannot predict the eventual scope, duration or outcome at this time. As a result, we are unable to estimate the reasonably possible loss or range of reasonably possible loss arising from this investigation.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. These forward-looking statements are subject to risks and uncertainties and include information about our expectations and possible or assumed future results of operations.  When we use any of the words “may,” “will,” “should,” “believe,” “expect,” “anticipate,” “assume,” “forecast,” “estimate,” “intend,” “plan,” “target” or similar expressions, we are making forward-looking statements.

We claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 for all of our forward-looking statements.  These forward-looking statements represent our outlook only as of the date of this report.  While we believe that our forward-looking statements are reasonable, actual results could differ materially since the statements are based on our current expectations, which are subject to risks and uncertainties.  Factors that might cause such a difference include, but are not limited to, the factors set forth under Item 1A to our Form 10-K for the year ended December 31, 2019, filed with the SEC on February 11, 2020, our Form 10-Q filed with the Securities and Exchange Commission on May 27, 2020, and the risks and uncertainties discussed in our other reports filed or furnished from time to time with the SEC and the following:

•Our inability to accurately forecast and estimate the amount and timing of future collections could have a material adverse effect on results of operations.
•We may be unable to execute our business strategy due to current economic conditions.
•We may be unable to continue to access or renew funding sources and obtain capital needed to maintain and grow our business.
•The terms of our debt limit how we conduct our business.
•A violation of the terms of our asset-backed secured financing facilities or revolving secured warehouse facilities could have a material adverse impact on our operations.
•The conditions of the U.S. and international capital markets may adversely affect lenders with which we have relationships, causing us to incur additional costs and reducing our sources of liquidity, which may adversely affect our financial position, liquidity and results of operations.
•Our substantial debt could negatively impact our business, prevent us from satisfying our debt obligations and adversely affect our financial condition.
•Due to competition from traditional financing sources and non-traditional lenders, we may not be able to compete successfully.
•We may not be able to generate sufficient cash flows to service our outstanding debt and fund operations and may be forced to take other actions to satisfy our obligations under such debt.
•Interest rate fluctuations may adversely affect our borrowing costs, profitability and liquidity.
•Reduction in our credit rating could increase the cost of our funding from, and restrict our access to, the capital markets and adversely affect our liquidity, financial condition and results of operations.
•We may incur substantially more debt and other liabilities.  This could exacerbate further the risks associated with our current debt levels.
•The regulation to which we are or may become subject could result in a material adverse effect on our business.
•Adverse changes in economic conditions, the automobile or finance industries, or the non-prime consumer market could adversely affect our financial position, liquidity and results of operations, the ability of key vendors that we depend on to supply us with services, and our ability to enter into future financing transactions.
•Litigation we are involved in from time to time may adversely affect our financial condition, results of operations and cash flows.
•Changes in tax laws and the resolution of uncertain income tax matters could have a material adverse effect on our results of operations and cash flows from operations.
•Our dependence on technology could have a material adverse effect on our business.
•Our use of electronic contracts could impact our ability to perfect our ownership or security interest in Consumer Loans.
•Reliance on third parties to administer our ancillary product offerings could adversely affect our business and financial results.

•We are dependent on our senior management and the loss of any of these individuals or an inability to hire additional team members could adversely affect our ability to operate profitably.
•Our reputation is a key asset to our business, and our business may be affected by how we are perceived in the marketplace.
•The concentration of automobile dealers in several states could adversely affect us.
•Failure to properly safeguard confidential consumer and team member information could subject us to liability, decrease our profitability and damage our reputation.
•A small number of our shareholders have the ability to significantly influence matters requiring shareholder approval and such shareholders have interests which may conflict with the interests of our other security holders.
•Reliance on our outsourced business functions could adversely affect our business.
•Our ability to hire and retain foreign information technology personnel could be hindered by immigration restrictions.
•Natural disasters, acts of war, terrorist attacks and threats or the escalation of military activity in response to these attacks or otherwise may negatively affect our business, financial condition and results of operations.
•The current outbreak of COVID-19 has adversely impacted our business, and the continuance of this pandemic, and any future outbreak of any other highly contagious diseases or other public health emergency, could materially and adversely affect our business, financial condition, liquidity and results of operations.

Other factors not currently anticipated by management may also materially and adversely affect our business, financial condition and results of operations. We do not undertake, and expressly disclaim any obligation, to update or alter our statements whether as a result of new information, future events or otherwise, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDIT ACCEPTANCE CORPORATION

Date: October 7, 2020	By:	/s/ Kenneth S. Booth
Kenneth S. Booth
Chief Financial Officer